POWER OF ATTORNEY

     We, the undersigned State Street Research Capital Trust ("Trust"), a Massachusetts business trust, its trustees, its principal executive officer and its principal financial and accounting officer, hereby severally constitute and appoint Francis J. McNamara, III and Darman A. Wing, as our true and lawful attorneys, with full power to each of them alone to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments thereto of the Trust filed with the Securities and Exchange Commission and generally to do all such things in our names and in the indicated capacities as are required to enable the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they have been and may be signed by our said attorneys to said Registration Statements, and any and all amendments thereto.


     IN WITNESS WHEREOF, we have hereunto set our hands, on this 2nd day of December, 1997.

SIGNATURES

STATE STREET RESEARCH CAPITAL TRUST

By: /s/ Ralph F. Verni
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    Ralph F. Verni, Chief Executive
    Officer and President

    /s/ Ralph F. Verni                       /s/ Dean O. Morton
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    Ralph F. Verni, Trustee and principal    Dean O. Morton, Trustee
    executive officer


    /s/ Gerard P. Maus                       /s/ Thomas L. Phillips
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    Gerard P. Maus, Principal financial      Thomas L. Phillips, Trustee
    and accounting officer


    /s/ Steven A. Garban                     /s/ Toby Rosenblatt
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    Steven A. Garban, Trustee                Toby Rosenblatt, Trustee


    /s/ Malcolm T. Hopkins                   /s/ Michael S. Scott Morton
    ----------------------------------       ----------------------------------
    Malcolm T. Hopkins, Trustee              Michael S. Scott Morton, Trustee


    /s/ Edward M. Lamont                     /s/ Jeptha H. Wade
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    Edward M. Lamont, Trustee                Jeptha H. Wade, Trustee


    /s/ Robert A. Lawrence
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    Robert A. Lawrence, Trustee